                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 8, 2001


          BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               0-32301                                   76-6168223
        (Commission File No.)                (IRS Employer Identification No.)

                       3200 Southwest Freeway, Suite 2604
                              Houston, Texas 77027
          (Address of principal executive offices, including ZIP code)



                                 (713) 543-6958
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On February 8, 2001, Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") entered into an Amended and Restated Declaration of Trust of the Litigation Trust (the "Litigation Trust Declaration"), with Bank United Corp. and the trustees of the Litigation Trust. A copy of the Litigation Trust Declaration is included as Exhibit 99.1 hereto and is incorporated herein by reference. Also on that date, the Bank United Corp. Payment Rights Trust (the "Payment Trust") entered into an Amended and Restated Declaration of Trust of the Payment Trust (the "Payment Trust Declaration") with Bank United Corp. and the trustees of the Litigation Trust. A copy of the Payment Trust Declaration is included as Exhibit 99.2 hereto and is incorporated herein by reference. Also on that date, the Litigation Trust, the Payment Trust and Bank United Corp. entered into the Commitment Agreement (the "Commitment"). A copy of the Commitment is included as Exhibit 99.3 hereto and is incorporated herein by reference.

         On February 12, 2001, the Litigation Trust issued a press release regarding the completion of the merger with Washington Mutual, Inc. and certain related transactions, including the issuance of Contingent Payment Rights Certificates. A copy of that release is included as Exhibit 99.4 hereto and is incorporated herein by reference. In addition, the Litigation Trust has arranged to provide a letter to the former Bank United Corp. stockholders regarding the Contingent Payment Rights Certificates, including certain tax matters related to the receipt of such Certificates. The letter, which will be provided to the former Bank United Corp. stockholders by the exchange agent selected by Washington Mutual, Inc. to effect the exchange of old Bank United Corp. common stock certificates for Washington Mutual, Inc. common stock and Contingent Payment Rights Certificates, is included as Exhibit 99.5 and is incorporated herein by reference.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

         (c) Exhibits.

                  99.1 Amended and Restated Declaration of Trust of the Bank United Corp. Litigation Contingent Payment Rights Trust, dated as of February 8, 2001, by and among Bank United Corp., as sponsor, First Union Trust Company, as Institutional Trustee, First Union Trust Company, as Delaware Trustee, Jonathon K. Heffron, as Litigation Trustee, Salvatore A. Ranieri, as Litigation Trustee, and the Bank United Corp. Litigation Contingent Payment Rights Trust.

                  99.2 Amended and Restated Declaration of Trust of the Bank United Corp. Payment Rights Trust, dated as of February 8, 2001, by and among Bank United Corp., as sponsor, First Union Trust Company, as Institutional Trustee, First Union Trust Company, as Delaware Trustee, Jonathon K. Heffron, as Litigation Trustee, Salvatore A. Ranieri, as Litigation Trustee, and the Bank United Corp. Payment Rights Trust.

                  99.3 Commitment Agreement, dated as of February 8, 2001, by and among Bank United Corp., Bank United Corp. Litigation Contingent Payment Rights Trust and Bank United Corp. Payment Rights Trust.

                  99.4 Press Release, dated as of February 12, 2001, issued by Bank United Corp. Litigation Contingent Payment Rights Trust.

                  99.5 Welcome Letter to Contingent Payment Rights Certificate Holders.



                                      -2-
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BANK UNITED CORP. LITIGATION CONTINGENT
                                       PAYMENT RIGHTS TRUST

                                       By: /s/ JONATHON K. HEFFRON
                                          --------------------------------------
                                       Name: Jonathon K. Heffron
                                       Title: Litigation Trustee



Dated: March 1, 2001



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                                INDEX TO EXHIBITS


     EXHIBIT
     NUMBER                               DESCRIPTION
     -------                              -----------
         99.1     Amended and Restated Declaration of Trust of the Bank United
                  Corp. Litigation Contingent Payment Rights Trust, dated as of
                  February 8, 2001, by and among Bank United Corp., as sponsor,
                  First Union Trust Company, as Institutional Trustee, First
                  Union Trust Company, as Delaware Trustee, Jonathon K. Heffron,
                  as Litigation Trustee, Salvatore A. Ranieri, as Litigation
                  Trustee, and the Bank United Corp. Litigation Contingent
                  Payment Rights Trust.

         99.2     Amended and Restated Declaration of Trust of the Bank United
                  Corp. Payment Rights Trust, dated as of February 8, 2001, by and among Bank United Corp., as sponsor, First Union Trust
                  Company, as Institutional Trustee, First Union Trust Company, as Delaware Trustee, Jonathon K. Heffron, as Litigation
                  Trustee, Salvatore A. Ranieri, as Litigation Trustee, and the
                  Bank United Corp. Payment Rights Trust.

         99.3 Commitment Agreement, dated as of February 8, 2001, by and among Bank United Corp., Bank United Corp. Litigation
                  Contingent Payment Rights Trust and Bank United Corp. Payment
                  Rights Trust.

         99.4     Press Release, dated as of February 12, 2001, issued by Bank
                  United Corp. Litigation Contingent Payment Rights Trust.

         99.5     Welcome Letter to Contingent Payment Rights Certificate
                  Holders.